May 5, 2006

Dreyfus Premier New Jersey Municipal Bond Fund, Inc.

Supplement to Statement of Additional Information Dated May 1, 2006

     THE FOLLOWING INFORMATION REPLACES ANY CONTRARY INFORMATION CONTAINED IN THE STATEMENT OF ADDITIONAL

INFORMTION UNDER THE CAPTION "MANAGEMENT ARRANGEMENTS":

Distributor. The Distributor, a wholly-owned subsidiary of the Manager located at 200 Park Avenue, New York, New York 10166, serves as the Fund's distributor on a best efforts basis pursuant to an agreement with the Fund which is renewable annually.

     The Distributor compensates certain Service Agents for selling Class A shares subject to a contingent deferred sales charge ("CDSC"), and Class B and Class C shares at the time of purchase from its own assets. The proceeds of the CDSC and fees pursuant to the Fund's Distribution Plan (described below), in part, are used to defray these expenses. The Distributor also may act as a Service Agent and retain sales loads and CDSCs and Distribution Plan fees. For purchases of Class A shares subject to a CDSC, the Distributor generally will pay Service Agents on new investments made through such Service Agents a commission of up to 1% of the amount invested. For purchases of Class B shares and Class C shares, the Distributor generally will pay Service Agents on new investments made through such Service Agents 4% and 1%, respectively, of the net asset value of such shares purchased by their clients. With respect to Class B shares of the Fund subject to a CDSC or Distribution Plan issued to shareholders in exchange for shares originally issued by a series of The Bear Stearns Funds (the "Acquired Fund"), the proceeds of any CDSC and fees pursuant to the Distribution Plan are payable to the Acquired Fund's former distributor to defray the expenses it incurred in connection with the sale of such shares when originally issued by the Acquired Fund.

     The amounts retained on the sale of Fund shares by the Distributor from sales loads and from CDSC's, as applicable, with respect to Class A, Class B and Class C shares, are set forth below.

	Fiscal Year	Fiscal Year	Fiscal Year
	Ended 2003	Ended 2004	Ended 2005
Class A	$30,400	$13,499	$9,676
Class B	$3,188	$1,919	$6,192
Class C	$450	$58	$327